                                                                   EXHIBIT 20.13

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                          April 30, 1999
                                                 -------------------
         Determination Date:                          May 7, 1999
                                                 -------------------
         Distribution Date:                          May 17, 1999
                                                 -------------------
         Monthly Period Ending:                    April 30, 1999
                                                 -------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.      Collection Account Summary

            Available Funds:
                          Payments Received                                                    $15,126,747.26
                          Liquidation Proceeds (excluding Purchase Amounts)                     $1,671,045.60
                          Current Monthly Advances                                                 201,030.86
                          Amount of withdrawal, if any, from the Spread Account                         $0.00
                          Monthly Advance Recoveries                                              (199,831.09)
                          Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                          Purchase Amounts - Liquidated Receivables                                     $0.00
                          Income from investment of funds in Trust Accounts                        $61,312.02
                                                                                              ----------------
            Total Available Funds                                                                                 $16,860,304.65
                                                                                                                =================

            Amounts Payable on Distribution Date:
                          Reimbursement of Monthly Advances                                             $0.00
                          Backup Servicer Fee                                                           $0.00
                          Basic Servicing Fee                                                     $403,560.51
                          Trustee and other fees                                                        $0.00
                          Class A-1 Interest Distributable Amount                                       $0.00
                          Class A-2 Interest Distributable Amount                                 $239,988.17
                          Class A-3 Interest Distributable Amount                               $1,333,000.00
                          Class A-4 Interest Distributable Amount                                 $436,033.33
                          Noteholders' Principal Distributable Amount                          $13,401,847.48
                          Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                         $0.00
                          Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                          Spread Account Deposit                                                $1,045,875.15
                                                                                              ----------------
            Total Amounts Payable on Distribution Date                                                            $16,860,304.65
                                                                                                                =================


                                 Page 1 (1997-D)

    II.     Available Funds

            Collected Funds (see V)
                                        Payments Received                                       15,126,747.26
                                        Liquidation Proceeds (excluding
                                           Purchase Amounts)                                    $1,671,045.60     $16,797,792.86
                                                                                              ----------------

            Purchase Amounts                                                                                               $0.00

            Monthly Advances
                                       Monthly Advances - current Monthly Period (net)              $1,199.77
                                       Monthly Advances - Outstanding Monthly Advances
                                          not otherwise reimbursed to the Servicer                      $0.00          $1,199.77
                                                                                              ----------------

            Income from investment of funds in Trust Accounts                                                         $61,312.02
                                                                                                                -----------------

            Available Funds                                                                                       $16,860,304.65
                                                                                                                =================

   III.     Amounts Payable on Distribution Date

            (i)(a)     Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                         $0.00

            (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                          $0.00

            (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $0.00

            (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                           Owner Trustee                                                $0.00
                                           Administrator                                                $0.00
                                           Indenture Trustee                                            $0.00
                                           Indenture Collateral Agent                                   $0.00
                                           Lockbox Bank                                                 $0.00
                                           Custodian                                                    $0.00
                                           Backup Servicer                                              $0.00
                                           Collateral Agent                                             $0.00              $0.00
                                                                                              ----------------

            (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                         $403,560.51

            (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                       $0.00

            (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                        returned for insufficient funds (not otherwise reimbursed to Servicer)                             $0.00

            (iv)        Class A-1 Interest Distributable Amount                                                            $0.00
                        Class A-2 Interest Distributable Amount                                                      $239,988.17
                        Class A-3 Interest Distributable Amount                                                    $1,333,000.00
                        Class A-4 Interest Distributable Amount                                                      $436,033.33


            (v)         Noteholders' Principal Distributable Amount
                                           Payable to Class A-1 Noteholders                                                $0.00
                                           Payable to Class A-2 Noteholders                                       $13,401,847.48
                                           Payable to Class A-3 Noteholders                                                $0.00
                                           Payable to Class A-4 Noteholders                                                $0.00


            (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                        Distribution Account of any funds in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled Distribution Date)                                  $0.00

            (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                           $0.00
                                                                                                                -----------------

                        Total amounts payable on Distribution Date                                                $15,814,429.50
                                                                                                                =================


                                 Page 2 (1997-D)

    IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
            and Class A-1 Maturity Shortfall

            Spread Account deposit:

                        Amount of excess, if any, of Available Funds
                        over total amounts payable (or amount of such
                        excess up to the Spread Account Maximum Amount)                                            $1,045,875.15

            Reserve Account Withdrawal on any Determination Date:

                        Amount of excess, if any, of total amounts payable over Available Funds
                        (excluding amounts payable under item (vii) of Section III)                                        $0.00

                        Amount available for withdrawal from the Reserve Account (excluding the
                        Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                        (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                        of transfers of Subsequent Receivables)                                                            $0.00

                        (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                        Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                        Account.)

                        Amount of withdrawal, if any, from the Reserve Account                                             $0.00

            Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
            Date:

                        Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                        of Section III                                                                                     $0.00

                        Amount available in the Class A-1 Holdback Subaccount                                              $0.00

                        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of
                        Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                        Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                        Account for payment to the Class A-1 Noteholders)

                        Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                               $0.00

            Deficiency Claim Amount:

                        Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                        Available Funds                                                                                    $0.00

                        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                        III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

            Pre-Funding Account Shortfall:

                        Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                        Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                        Prepayment Amount, the Class A-4 Prepayment Amount, and the over (b) the
                        amount on deposit in the Pre-Funding Account                                                       $0.00

            Class A-1 Maturity Shortfall:

                        Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                        the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                        pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                   $0.00

             (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
             Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
             Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer
             specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1
             Maturity Shortfall.)


                                 Page 3 (1997-D)

    V.      Collected Funds

            Payments Received:
                            Supplemental Servicing Fees                                                 $0.00
                            Amount allocable to interest                                         4,996,897.95
                            Amount allocable to principal                                       10,129,849.31
                            Amount allocable to Insurance Add-On Amounts                                $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                               $0.00
                                                                                              ----------------

            Total Payments Received                                                                               $15,126,747.26

            Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables         1,673,668.39

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such Liquidated
                               Receivables                                                          (2,622.79)
                                                                                              ----------------

            Net Liquidation Proceeds                                                                               $1,671,045.60

            Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                                $0.00
                            Amount allocable to interest                                               $0.00
                            Amount allocable to principal                                              $0.00
                            Amount allocable to Insurance Add-On Amounts                               $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                               $0.00              $0.00
                                                                                              ----------------  -----------------

            Total Collected Funds                                                                                 $16,797,792.86
                                                                                                                =================

    VI.     Purchase Amounts Deposited in Collection Account

            Purchase Amounts - Warranty Receivables                                                                        $0.00
                            Amount allocable to interest                                                $0.00
                            Amount allocable to principal                                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)              $0.00

            Purchase Amounts - Administrative Receivables                                                                  $0.00
                            Amount allocable to interest                                                $0.00
                            Amount allocable to principal                                               $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed
                               to the Servicer prior to deposit in the Collection Account)              $0.00
                                                                                              ----------------

            Total Purchase Amounts                                                                                         $0.00
                                                                                                                =================

   VII.     Reimbursement of Outstanding Monthly Advances

            Outstanding Monthly Advances                                                                             $448,007.77

            Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                      ($199,831.09)
                            Liquidation Proceeds                                                        $0.00
                            Purchase Amounts - Warranty Receivables                                     $0.00
                            Purchase Amounts - Administrative Receivables                               $0.00
                                                                                              ----------------

            Outstanding Monthly Advances to be netted against Monthly
               Advances for the current Monthly Period                                                              ($199,831.09)

            Outstanding Monthly Advances to be reimbursed out of
               Available Funds on the Distribution Date                                                             ($199,831.09)

            Remaining Outstanding Monthly Advances                                                                   $248,176.68

            Monthly Advances - current Monthly Period                                                                $201,030.86
                                                                                                                -----------------

            Outstanding Monthly Advances - immediately following the Distribution Date                               $449,207.54
                                                                                                                =================


                                 Page 4 (1997-D)

   VIII.    Calculation of Interest and Principal Payments
            A.  Calculation of Principal Distribution Amount

                        Payments received allocable to principal                                                   $10,129,849.31
                        Aggregate of Principal Balances as of the Accounting Date of all
                           Receivables that became Liquidated Receivables
                           during the Monthly Period                                                                $3,271,998.17
                        Purchase Amounts - Warranty Receivables allocable to principal                                      $0.00
                        Purchase Amounts - Administrative Receivables allocable to principal                                $0.00
                        Amounts withdrawn from the Pre-Funding Account                                                      $0.00
                        Cram Down Losses                                                                                    $0.00
                                                                                                                 -----------------

                        Principal Distribution Amount                                                              $13,401,847.48
                                                                                                                 =================

            B.  Calculation of Class A-1 Interest Distributable Amount

                        Class A-1 Monthly Interest Distributable Amount:

                        Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                           of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                        Multiplied by the Class A-1 Interest Rate                                      5.8875%

                        Multiplied by actual days in the period or in the case of the first
                        Distribution Date, by 29/360                                               0.08333333               $0.00
                                                                                              ----------------

                        Plus any unpaid Class A-1 Interest Carryover Shortfall                                              $0.00
                                                                                                                 -----------------

                        Class A-1 Interest Distributable Amount                                                             $0.00
                                                                                                                 =================

            C.  Calculation of Class A-2 Interest Distributable Amount

                        Class A-2 Monthly Interest Distributable Amount:

                        Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                           of principal to Class A-2 Noteholders on such Distribution Date)    $47,018,090.67

                        Multiplied by the Class A-2 Interest Rate                                       6.125%

                        Multiplied by 1/12 or in the case of the first Distribution
                        Date, by 30/360                                                            0.08333333         $239,988.17
                                                                                              ----------------

                        Plus any unpaid Class A-2 Interest Carryover Shortfall                                              $0.00
                                                                                                                 -----------------

                        Class A-2 Interest Distributable Amount                                                       $239,988.17
                                                                                                                 =================

            D.  Calculation of Class A-3 Interest Distributable Amount

                        Class A-3 Monthly Interest Distributable Amount:

                        Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                           of principal to Class A-3 Noteholders on such Distribution Date)   $258,000,000.00

                        Multiplied by the Class A-3 Interest Rate                                       6.200%

                        Multiplied by 1/12 or in the case of the first Distribution
                        Date, by 30/360                                                            0.08333333       $1,333,000.00
                                                                                              ----------------

                        Plus any unpaid Class A-3 Interest Carryover Shortfall                                              $0.00
                                                                                                                 -----------------

                        Class A-3 Interest Distributable Amount                                                     $1,333,000.00
                                                                                                                 =================

            E.  Calculation of Class A-4 Interest Distributable Amount

                        Class A-4 Monthly Interest Distributable Amount:

                        Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                           of principal to Class A-4 Noteholders on such Distribution Date)    $82,400,000.00

                        Multiplied by the Class A-4 Interest Rate                                       6.350%

                        Multiplied by 1/12 or in the case of the first Distribution Date,
                        by 30/360                                                                  0.08333333         $436,033.33
                                                                                              ----------------

                        Plus any unpaid Class A-4 Interest Carryover Shortfall                                              $0.00
                                                                                                                 -----------------

                        Class A-4 Interest Distributable Amount                                                       $436,033.33
                                                                                                                 =================


                                 Page 5 (1997-D)

            F.  Calculation of Noteholders' Interest Distributable Amount

                        Class A-1 Interest Distributable Amount                                         $0.00
                        Class A-2 Interest Distributable Amount                                   $239,988.17
                        Class A-3 Interest Distributable Amount                                 $1,333,000.00
                        Class A-4 Interest Distributable Amount                                   $436,033.33


                        Noteholders' Interest Distributable Amount                                                 $2,009,021.50
                                                                                                                =================

            G.  Calculation of Noteholders' Principal Distributable Amount:

                        Noteholders' Monthly Principal Distributable Amount:

                        Principal Distribution Amount                                          $13,401,847.48

                        Multiplied by Noteholders' Percentage ((i) for each Distribution
                           Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero,
                           100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
                           Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal Balance
                           (plus any funds remaining on deposit in the Pre-Funding Account)
                           as of the Accounting Date for the preceding Distribution Date)
                                                                                                       100.00%    $13,401,847.48
                                                                                              ----------------


                        Unpaid Noteholders' Principal Carryover Shortfall                                                  $0.00
                                                                                                                -----------------

                        Noteholders' Principal Distributable Amount                                               $13,401,847.48
                                                                                                                =================

            H.  Application of Noteholders' Principal Distribution Amount:

                        Amount of Noteholders' Principal Distributable Amount payable to
                        Class A-1 Notes (equal to entire Noteholders' Principal
                        Distributable Amount until the principal balance of the Class A-1
                        Notes is reduced to zero)                                                                          $0.00
                                                                                                                =================

                        Amount of Noteholders' Principal Distributable Amount payable to
                        Class A-2 Notes (no portion of the Noteholders' Principal
                        Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                        thereafter, equal to the entire Noteholders' Principal
                        Distributable Amount)                                                                     $13,401,847.48
                                                                                                                =================


                                 Page 6 (1997-D)

   IX.      Pre-Funding Account

            A.  Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
               Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                          Pre-Funded Amount                                                                                $0.00

                                                                                                                -----------------
                                                                                                                           $0.00
                                                                                                                =================

            Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
               Subsequent Transfer Date (an amount equal to (a) $0 (the
               aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by
               (A) one less (B)((i) the Pre-Funded Amount after giving effect to
               transfer of Subsequent Receivables over (ii) $0))                                                           $0.00

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
               Pre-Funding Account has been reduced to $100,000 or less as of
               the Distribution Date (see B below)                                                                         $0.00
                                                                                                                -----------------

            Amount remaining on deposit in the Pre-Funding Account after
               Distribution Date
                          Pre-Funded Amount                                                             $0.00
                                                                                              ----------------
                                                                                                                           $0.00
                                                                                                                =================


            B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the
               Pre-Funded Amount not being reduced to zero on the Distribution
               Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
               Distribution Date                                                                                           $0.00

            Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                $0.00

            Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                $0.00

            Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                $0.00

            Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
               pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
               as of the Distribution Date)                                                                                $0.00

            Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment
               Amount, Class A-2 Prepayment Amount, the Class A-3 Prepayment
               Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment
               Amount, over the sum current principal balance of the Class A-1
               Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4
               Notes, the Class A-5 Notes

            C.  Prepayment Premiums:

            Class A-1 Prepayment Premium                                                                                   $0.00
            Class A-2 Prepayment Premium                                                                                   $0.00
            Class A-3 Prepayment Premium                                                                                   $0.00
            Class A-4 Prepayment Premium                                                                                   $0.00
            Class A-5 Prepayment Premium                                                                                   $0.00


                                 Page 7 (1997-D)

    X.      Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
               Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                          Product of (x) x.xx% (weighted average interest of Class A-1 Interest Rate, Class
                          A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5
                          Interest Rate (based on outstanding Class A-1 principal balance through the Class
                          A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                          Distribution Date) and (z) xx (the number of days until the January 1998
                          Distribution Date))                                                                              $0.00

                          Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z) xx (the number of days until the January 1998
                          Distribution Date)                                                                               $0.00
                                                                                                                -----------------


            Requisite Reserve Amount                                                                                       $0.00
                                                                                                                =================

            Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in
               the case of the first Distribution Date, as of the Closing Date                                             $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
               A-1 Holdback Subaccount) (which excess is to be deposited by the
               IndentureTrustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
               Subsequent Receivables)                                                                                     $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
               Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
               transfers of Subsequent Receivables)                                                                        $0.00

            Less: withdrawals from the Reserve Account (other than the Class
               A-1 Holdback Subaccount) to cover the excess, if any, of total
               amount payable over Available Funds (see IV above)                                                          $0.00
                                                                                                                -----------------

            Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                                                  $0.00
                                                                                                                =================

    XI.     Class A-1 Holdback Subaccount:

            Class A-1 Holdback Amount:

            Class A-1 Holdback Amount as of preceding Distribution Date or the
               Closing Date, as applicable,                                                                                $0.00

            Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
               of the amount, if any, by which $0 (the Target Original Pool
               Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on
               a Subsequent Transfer Date preceding the Distribution Date))                                                $0.00

            Less withdrawal, if any, of amount from the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                           $0.00

            Less withdrawal, if any, of amount remaining in the Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity
               Date after giving effect to any payment out of the Class A-1
               Holdback Subaccount to cover a Class A-1 Maturity Shortfall
               (amount of withdrawal to be released by the Indenture Trustee to
               the General Partners)                                                                                       $0.00
                                                                                                                -----------------

            Class A-1 Holdback Subaccount immediately following the Distribution Date                                      $0.00
                                                                                                                =================


                                 Page 8 (1997-D)

   XII.     Calculation of Servicing Fees

            Aggregate Principal Balance as of the first day of the
               Monthly Period                                            $387,418,090.67
            Multiplied by Basic Servicing Fee Rate                                  1.25%
            Multiplied by months per year                                       8.333333%
                                                                         ----------------

            Basic Servicing Fee                                                                   $403,560.51

            Less: Backup Servicer Fees (annual rate of 1 bp)                                            $0.00

            Supplemental Servicing Fees                                                                 $0.00
                                                                                              ----------------

            Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $403,560.51
                                                                                                                =================

   XIII.    Information for Preparation of Statements to Noteholders

                 a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                        Class A-1 Notes                                                                    $0.00
                                        Class A-2 Notes                                                           $47,018,090.67
                                        Class A-3 Notes                                                          $258,000,000.00
                                        Class A-4 Notes                                                           $82,400,000.00


                 b. Amount distributed to Noteholders allocable to principal
                                        Class A-1 Notes                                                                    $0.00
                                        Class A-2 Notes                                                           $13,401,847.48
                                        Class A-3 Notes                                                                    $0.00
                                        Class A-4 Notes                                                                    $0.00


                 c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                        Class A-1 Notes                                                                    $0.00
                                        Class A-2 Notes                                                           $33,616,243.19
                                        Class A-3 Notes                                                          $258,000,000.00
                                        Class A-4 Notes                                                           $82,400,000.00


                 d. Interest distributed to Noteholders
                                        Class A-1 Notes                                                                    $0.00
                                        Class A-2 Notes                                                              $239,988.17
                                        Class A-3 Notes                                                            $1,333,000.00
                                        Class A-4 Notes                                                              $436,033.33


                 e. 1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount
                        from preceding statement)                                                                          $0.00
                    2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount
                        from preceding statement)                                                                          $0.00
                    3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount
                        from preceding statement)                                                                          $0.00
                    4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount
                        from preceding statement)                                                                          $0.00


                 f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                    1.  Reserve Account                                                                 $0.00
                    2.  Class A-1 Holdback Subaccount                                                   $0.00
                    3.  Claim on the Note Policy                                                        $0.00

                 g. Remaining Pre-Funded Amount                                                                            $0.00

                 h. Remaining Reserve Amount                                                                               $0.00

                 i. Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

                 j. Prepayment amounts
                                        Class A-1 Prepayment Amount                                                        $0.00
                                        Class A-2 Prepayment Amount                                                        $0.00
                                        Class A-3 Prepayment Amount                                                        $0.00
                                        Class A-4 Prepayment Amount                                                        $0.00


                 k. Prepayment Premiums
                                        Class A-1 Prepayment Premium                                                       $0.00
                                        Class A-2 Prepayment Premium                                                       $0.00
                                        Class A-3 Prepayment Premium                                                       $0.00
                                        Class A-4 Prepayment Premium                                                       $0.00

                 l. Total of Basic Servicing Fee, Supplemental Servicing Fees
                         and other fees, if any, paid by the Trustee on behalf
                         of the Trust                                                                                $403,560.51

                 m. Note Pool Factors (after giving effect to distributions on the
                         Distribution Date)
                            Class A-1 Notes                                                                           0.00000000
                            Class A-2 Notes                                                                           0.17151144
                            Class A-3 Notes                                                                           1.00000000
                            Class A-4 Notes                                                                           1.00000000


                                 Page 9 (1997-D)

   XVI.     Pool Balance and Aggregate Principal Balance

                          Original Pool Balance at beginning of Monthly Period                                   $599,999,997.12
                          Subsequent Receivables                                                                           $0.00
                                                                                                                -----------------
                          Original Pool Balance at end of Monthly Period                                         $599,999,997.12
                                                                                                                =================

                          Aggregate Principal Balance as of preceding Accounting Date                            $387,418,090.67
                          Aggregate Principal Balance as of current Accounting Date                              $374,016,243.19


            Monthly Period Liquidated Receivables                                  Monthly Period Adminsitrative Receivables

                                     Loan #                   Amount                              Loan #             Amount
                                     ------                   ------                              ------             ------
                       see attached listing                 3,271,998.17      see attached listing                        -
                                                                   $0.00                                              $0.00
                                                                   $0.00                                              $0.00
                                                          ---------------                                            -------
                                                           $3,271,998.17                                              $0.00
                                                          ===============                                            =======

  XVIII.    Delinquency Ratio

            Sumof Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                     20,198,999.52

            Aggregate Principal Balance as of the Accounting Date                             $374,016,243.19
                                                                                            ------------------

            Delinquency Ratio                                                                                        5.40056746%
                                                                                                                     ===========


         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           -----------------------------------
                                      Name:           Scott R. Fjellman
                                            ----------------------------------
                                      Title:  Vice President / Securitization
                                            ----------------------------------


                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 1999


    I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                  $600,000,000.00

                          AGE OF POOL (IN MONTHS)                                         17

    II.     Delinquency Ratio

            Sum of Principal Balances (as of the Accounting Date) of all
               Receivables delinquent more than 30 days with respect to all or
               any portion of a Scheduled Payment as of the Accounting Date                   $20,198,999.52

            Aggregate Principal Balance as of the Accounting Date                            $374,016,243.19
                                                                                            -----------------

            Delinquency Ratio                                                                                         5.40056746%
                                                                                                                =================


   III.     Average Delinquency Ratio

            Delinquency ratio - current Determination Date                                        5.40056746%

            Delinquency ratio - preceding Determination Date                                      5.24136169%

            Delinquency ratio - second preceding Determination Date                               5.89106075%
                                                                                            -----------------


            Average Delinquency Ratio                                                                                 5.51099663%
                                                                                                                =================


    IV.     Default Rate

            Cumulative balance of defaults as of the preceding Accounting Date                                    $42,292,706.74

                     Add:    Sum of Principal Balances (as of the Accounting
                             Date) of Receivables that became Liquidated
                             Receivables during the Monthly Period or that
                             became Purchased Receivables during Monthly Period
                             (if delinquent more than 30 days with respect to
                             any portion of a Scheduled  Payment at time of purchase)                              $3,271,998.17
                                                                                                                -----------------
            Cumulative balance of defaults as of the current Accounting Date                                      $45,564,704.91

                             Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                        5,454,795.67

                                                  Percentage of 90+ day delinquencies
                                                     applied to defaults                              100.00%      $5,454,795.67
                                                                                              ----------------  -----------------

            Cumulative balance of defaults and 90+ day delinquencies as of
               the current Accounting Date                                                                        $51,019,500.58
                                                                                                                =================


    V.      Cumulative Default Rate as a % of Original Principal Balance

            Cumulative Default Rate - current Determination Date                                   8.5032501%

            Cumulative Default Rate - preceding Determination Date                                 7.9776600%

            Cumulative Default Rate - second preceding Determination Date                          7.4956192%


                                 Page 1 (1997-D)

    VI.     Net Loss Rate

            Cumulative net losses as of the preceding Accounting Date                                             $19,675,623.84

                     Add: Aggregate of Principal Balances as of the Accounting Date
                             (plus accrued and unpaid interest theron to the end of the
                             Monthly Period) of all Receivables that became Liquidated
                             Receivables or that became Purchased Receivables
                             and that were delinquent more than 30 days with
                             respect to any portion of a Scheduled Payment as of the
                             Accounting Date                                                    $3,271,998.17
                                                                                              ----------------

                          Liquidation Proceeds received by the Trust                           ($1,671,045.60)     $1,600,952.57
                                                                                              ----------------  -----------------

            Cumulative net losses as of the current Accounting Date                                               $21,276,576.41

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                           $5,454,795.67

                            Percentage of 90+ day delinquencies applied to losses                       40.00%     $2,181,918.27
                                                                                              ----------------  -----------------

            Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                     $23,458,494.68
                                                                                                                =================


   VII.     Cumulative Net Loss Rate as a % of Original Principal Balance

            Cumulative Net Loss Rate - current Determination Date                                                     3.9097491%

            Cumulative Net Loss Rate - preceding Determination Date                                                   3.6508209%

            Cumulative Net Loss Rate - second preceding Determination Date                                            3.4243651%


   VIII.    Classic/Premier Loan Detail

                                                             Classic           Premier              Total
                                                             -------           -------              -----
Aggregate Loan Balance, Beginning                         251,959,073.11    $135,459,017.56    $387,418,090.67
  Subsequent deliveries of Receivables                              0.00               0.00               0.00
  Prepayments                                              (2,194,403.44)     (1,730,698.16)     (3,925,101.60)
  Normal loan payments                                     (3,572,672.49)     (2,632,075.22)     (6,204,747.71)
  Defaulted Receivables                                    (2,258,962.97)     (1,013,035.20)     (3,271,998.17)
  Administrative and Warranty Receivables                           0.00               0.00               0.00
                                                        -----------------  ----------------   -----------------
Aggregate Loan Balance, Ending                           $243,933,034.21    $130,083,208.98    $374,016,243.19
                                                        =================  ================   =================

Delinquencies                                              15,203,864.50       4,995,135.02    $ 20,198,999.52
Recoveries                                               $  1,163,128.38    $    507,917.22    $  1,671,045.60
Net Losses                                                  1,095,834.59         505,117.98    $  1,600,952.57

   VIII.    Other Information Provided to FSA

            A.       Credit Enhancement Fee information:

                     Aggregate Principal Balance as of the Accounting Date               $374,016,243.19
                     Multiplied by:  Credit Enhancement Fee  (26.3 bp's) * (30/360)               0.0219%
                                                                                         ----------------
                       Amount due for current period                                                             $81,971.89
                                                                                                           =================


            B.       Dollar amount of loans that prepaid during the Monthly Period                            $3,925,101.60
                                                                                                           =================

                     Percentage of loans that prepaid during the Monthly Period                                  1.04944683%
                                                                                                           =================


                                 Page 2 (1997-D)

    IX.     Spread Account Information                                                               $                    %

            Beginning Balance                                                                  $14,619,266.35        3.90872499%

            Deposit to the Spread Account                                                       $1,045,875.15        0.27963362%
            Spread Account Additional Deposit                                                           $0.00        0.00000000%
            Withdrawal from the Spread Account                                                    ($35,943.50)      -0.00961014%
            Disbursements of Excess                                                            ($2,007,270.85)      -0.53668013%
            Interest earnings on Spread Account                                                    $59,209.87        0.01583083%
                                                                                              ----------------  ----------------

            Sub-Total                                                                          $13,681,137.02        3.65789916%
            Spread Account Recourse Reduction Amount                                           $12,500,000.00        3.34210084%
                                                                                              ----------------  ----------------
            Ending Balance                                                                     $26,181,137.02        7.00000000%
                                                                                              ================  ================

            Specified Balance pursuant to Section 3.03 of the
                 Spread Account Agreement among Olympic Financial Ltd.,
                 Arcadia Receivables Finance Corp., Financial Security
                 Assurance Inc. and Norwest Bank Minnesota, National Association               $26,181,137.02        7.00000000%
                                                                                              ================  ================

    X.      Trigger Events

            Cumulative Loss and Default Triggers as of December 15, 1997

                                      Loss                   Default            Loss Event     Default Event
                Month             Performance              Performance          of Default      of Default
            --------------------------------------------------------------------------------------------------
                  3                  0.88%                     2.11%               1.11%           2.66%
                  6                  1.76%                     4.21%               2.22%           5.32%
                  9                  2.55%                     6.10%               3.21%           7.71%
                 12                  3.26%                     7.79%               4.10%           9.84%
                 15                  4.20%                    10.03%               5.28%          12.68%
                 18                  5.05%                    12.07%               6.35%          15.25%
                 21                  5.80%                    13.85%               7.29%          17.50%
                 24                  6.44%                    15.40%               8.11%          19.45%
                 27                  6.78%                    16.21%               8.53%          20.47%
                 30                  7.05%                    16.86%               8.87%          21.29%
                 33                  7.29%                    17.43%               9.17%          22.01%
                 36                  7.50%                    17.92%               9.43%          22.63%
                 39                  7.60%                    18.15%               9.55%          22.93%
                 42                  7.67%                    18.34%               9.65%          23.16%
                 45                  7.74%                    18.49%               9.73%          23.36%
                 48                  7.79%                    18.62%               9.80%          23.52%
                 51                  7.84%                    18.73%               9.86%          23.65%
                 54                  7.87%                    18.81%               9.90%          23.76%
                 57                  7.90%                    18.88%               9.94%          23.84%
                 60                  7.92%                    18.93%               9.96%          23.91%
                 63                  7.93%                    18.96%               9.98%          23.95%
                 66                  7.94%                    18.98%               9.99%          23.98%
                 69                  7.95%                    18.99%              10.00%          23.99%
                 72                  7.95%                    19.00%              10.00%          24.00%
            --------------------------------------------------------------------------------------------------


            Average Delinquency Ratio equal to or greater than 6.19%                          Yes________       No___X_____

            Cumulative Default Rate (see above table)                                         Yes________       No___X_____

            Cumulative Net Loss Rate (see above table)                                        Yes________       No___X_____

            Trigger Event that occurred as of a prior Determination Date
               is Deemed Cured as of current Determination Date                               Yes________       No___X_____

    XI.     Insurance Agreement Events of Default

            To the knowledge of the Servicer, an Insurance Agreement
               Event of Default has occurred                                                  Yes________       No___X_____

            To the knowledge of the Servicer, a Capture Event has occurred and be continuing  Yes________       No___X_____

            To the knowledge of the Servicer, a prior Capture Event has been cured by
               a permanent waiver                                                             Yes________       No___X_____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                           -----------------------------------
                                      Name:           Scott R. Fjellman
                                            ----------------------------------
                                      Title:  Vice President / Securitization
                                            ----------------------------------


                                 Page 3 (1997-D)